SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : May 28, 2002

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2002 providing for the issuance of Centex Home Equity Loan Trust 2002-B.

                                 CHEC FUNDING LLC
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-02                 76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-6811

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Centex Home Equity Loan Trust 2002-B (the "Certificates").

     The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 ( the "Agreement"), among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee. On May 28, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on May 28, 2002 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Trustee Administrator under the Agreement referred to herein



Date:  June 11, 2002        By:   /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         May 28, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  May 28, 2002


                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               May 28, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1       54,800,000.00    53,974,651.85     1,206,191.95       161,024.38     1,367,216.33    0.00     0.00       52,768,459.90
AF_2       31,000,000.00    31,000,000.00             0.00       115,914.17       115,914.17    0.00     0.00       31,000,000.00
AF_3       25,000,000.00    25,000,000.00             0.00       106,708.33       106,708.33    0.00     0.00       25,000,000.00
AF_4       31,800,000.00    31,800,000.00             0.00       156,244.00       156,244.00    0.00     0.00       31,800,000.00
AF_5        5,000,000.00     5,000,000.00             0.00        26,391.67        26,391.67    0.00     0.00        5,000,000.00
AF_6       16,317,000.00    16,317,000.00             0.00        80,361.23        80,361.23    0.00     0.00       16,317,000.00
MF_1       10,423,000.00    10,423,000.00             0.00        55,745.68        55,745.68    0.00     0.00       10,423,000.00
MF_2        9,000,000.00     9,000,000.00             0.00        51,705.00        51,705.00    0.00     0.00        9,000,000.00
BF          6,160,000.00     6,160,000.00             0.00        36,508.27        36,508.27    5.00     0.00        6,159,995.00
AV        191,470,000.00   190,243,124.54     1,349,974.76       367,961.91     1,717,936.67    0.00     0.00      188,893,149.78
MV_1       17,512,000.00    17,512,000.00             0.00        40,292.19        40,292.19    0.00     0.00       17,512,000.00
MV_2       12,843,000.00    12,843,000.00             0.00        35,318.25        35,318.25    0.00     0.00       12,843,000.00
BV         11,675,000.00    11,675,000.00             0.00        39,811.75        39,811.75    0.00     0.00       11,675,000.00
R                   0.00             0.00             0.00             0.00             0.00    0.00     0.00                0.00
TOTALS    423,000,000.00   420,947,776.39     2,556,166.71     1,273,986.83     3,830,153.54    5.00     0.00      418,391,604.68

AIO_1      48,000,000.00    48,000,000.00             0.00       240,000.00       240,000.00    0.00     0.00       45,000,000.00
AIO_2      56,000,000.00    56,000,000.00             0.00       280,000.00       280,000.00    0.00     0.00       52,000,000.00
X_IO            9,998.46         9,998.46             0.00     1,317,344.03     1,317,344.03    0.00     0.00            9,998.46
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_2     152314EV8       1,000.00000000     0.00000000      3.73916677      3.73916677     1,000.00000000     AF_2        4.487000 %
AF_3     152314EW6       1,000.00000000     0.00000000      4.26833320      4.26833320     1,000.00000000     AF_3        5.122000 %
AF_4     152314EX4       1,000.00000000     0.00000000      4.91333333      4.91333333     1,000.00000000     AF_4        5.896000 %
AF_5     152314EY2       1,000.00000000     0.00000000      5.27833400      5.27833400     1,000.00000000     AF_5        6.334000 %
AF_6     152314EZ9       1,000.00000000     0.00000000      4.92500031      4.92500031     1,000.00000000     AF_6        5.910000 %
MF_1     152314FA3       1,000.00000000     0.00000000      5.34833349      5.34833349     1,000.00000000     MF_1        6.418000 %
MF_2     152314FB1       1,000.00000000     0.00000000      5.74500000      5.74500000     1,000.00000000     MF_2        6.894000 %
BF       152314FC9       1,000.00000000     0.00000000      5.92666721      5.92666721       999.99918831     BF          7.112000 %
AV       152314FD7         993.59233582     7.05058108      1.92177318      8.97235426       986.54175474     AV          2.110000 %
MV_1     152314FE5       1,000.00000000     0.00000000      2.30083314      2.30083314     1,000.00000000     MV_1        2.510000 %
MV_2     152314FF2       1,000.00000000     0.00000000      2.75000000      2.75000000     1,000.00000000     MV_2        3.000000 %
BV       152314FG0       1,000.00000000     0.00000000      3.41000000      3.41000000     1,000.00000000     BV          3.720000 %
TOTALS                     995.14840754     6.04294730      3.01178920      9.05473650       989.10544842

AIO_1    N/A             1,000.00000000     0.00000000      5.00000000      5.00000000       937.50000000     AIO_1       6.000000 %
AIO_2    N/A             1,000.00000000     0.00000000      5.00000000      5.00000000       928.57142857     AIO_2       6.000000 %
X_IO     N/A             1,000.00000000     0.00000000      ##########      ##########     1,000.00000000     X_IO        0.000000 %
---------------------------------------------------------------------------------------------------------  ------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                    Sora Jun
               JPMorgan Chase Bank - Structured Finance Services
                         450 W. 33rd Street, 8th Floor,
                            New York, New York 10001
                              Tel: (212) 946-3669
                              Fax: (212) 946-3916
                           Email: Sora.jun@chase.com
                    ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-




                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               May 28, 2002


Sec. 7.09(ii)     Distributions Allocable to Principal
                  Group I
                  Scheduled Monthly Payments                                                                           208,213.52
                  Curtailments                                                                                          43,248.14
                  Prepayments in Full                                                                                  954,730.29
                  Loans Repurchased by Seller                                                                                0.00
                  Substitution Amounts                                                                                       0.00
                  Net Liquidation Proceeds                                                                                   0.00
                  Subordination Increase Amount                                                                              0.00
                  Excess Overcollateralization Amount                                                                        0.00

                  Group II
                  Scheduled Monthly Payments                                                                           126,622.79
                  Curtailments                                                                                          20,664.96
                  Prepayments in Full                                                                                1,202,687.01
                  Loans Repurchased by Seller                                                                                0.00
                  Substitution Amounts                                                                                       0.00
                  Net Liquidation Proceeds                                                                                   0.00
                  Subordination Increase Amount                                                                              0.00
                  Excess Overcollateralization Amount                                                                        0.00

Sec. 7.09(iv)     Class Interest Carryover Shortfall
                  Group I Certificates
                  Class AF-1                                                                                                 0.00
                  Class AF-2                                                                                                 0.00
                  Class AF-3                                                                                                 0.00
                  Class AF-4                                                                                                 0.00
                  Class AF-5                                                                                                 0.00
                  Class AF-6                                                                                                 0.00
                  Class MF-1                                                                                                 0.00
                  Class MF-2                                                                                                 0.00
                  Class BF                                                                                                   0.00
                  Group II Certificates
                  Class AV                                                                                                   0.00
                  Class MV-1                                                                                                 0.00
                  Class MV-2                                                                                                 0.00
                  Class BV                                                                                                   0.00

Sec. 7.09(v)      Class Principal Carryover Shortfall
                  Group I Certificates
                  Class AF-1                                                                                                 0.00
                  Class AF-2                                                                                                 0.00
                  Class AF-3                                                                                                 0.00
                  Class AF-4                                                                                                 0.00
                  Class AF-5                                                                                                 0.00
                  Class AF-6                                                                                                 0.00
                  Class MF-1                                                                                                 0.00
                  Class MF-2                                                                                                 0.00
                  Class BF                                                                                                   0.00
                  Group II Certificates
                  Class AV                                                                                            0.00
                  Class MV-1                                                                                          0.00
                  Class MV-2                                                                                          0.00
                  Class BV                                                                                            0.00


Sec. 7.09(vi)     Aggregate Loan Balance of Each Group
                  Group I Beginning Aggregate Loan Balance                                                     188,674,651.85
                  Group I Ending Aggregate Loan Balance                                                        187,468,454.90

                  Group II Beginning Aggregate Loan Balance                                                    232,273,124.54
                  Group II Ending Aggregate Loan Balance                                                       230,923,149.78

Sec. 7.09(vii)    Overcollateralization
                  Group I Overcollateralization Amount                                                                0.00
                  Group I Required Overcollateralization Amount                                                       0.00

                  Group II Overcollateralization Amount                                                               0.00
                  Group II Required Overcollateralization Amount                                                      0.00

Sec. 7.09(ix)     Substitution Amounts
                  Group I                                                                                             0.00
                  Group II                                                                                            0.00
Sec. 7.09(ix)     Loan Purchase Price Amounts
                  Group I                                                                                             0.00
                  Group II                                                                                            0.00

Sec. 7.09(x)      Weighted Average Net Coupon Rate
                  Group I                                                                                          8.8901 %
                  Group II                                                                                         8.8527 %

                                      -7-



                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               May 28, 2002


Sec. 7.09(xi)     Monthly Interest Amount
                  Group I                                                                                     1,398,274.48
                  Group II                                                                                    1,714,041.56

Sec. 7.09(xiii)   Weighted Average Gross Margin - Group II Loans                                                    8.7898 %

Sec. 7.09(xiv)    Largest Loan Balance
                  Group I
                  Group II                                                                                      528,642.19
                                                                                                                526,164.27
Sec. 7.09(xv)     Basic Principal Amount
                  Group I                                                                                     1,206,191.95
                  Group II                                                                                    1,349,974.76

Sec. 7.09(xvi)    Net Wac Cap Carryover
                  Group I                                                                                             0.00
                  Group II                                                                                            0.00

Sec. 7.09(xvi)    Net Wac Cap
                  Group I                                                                                           7.36 %
                  Group II                                                                                          6.73 %

Sec. 7.09(xix)    Applied Realized Loss Amounts
                  Group I                                                                                             0.00
                  Class MF-1                                                                                          0.00
                  Class MF-2                                                                                          0.00
                  Class BF                                                                                            0.00
                  Group II                                                                                            0.00
                  Class MV-1                                                                                          0.00
                  Class MV-2                                                                                          0.00
                  Class BV                                                                                            0.00

Sec. 7.09(b)(i)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                                         Group 1
                                -----------------------------------------------
                                        Category              Number               Principal Balance      Percentage
                                        1 Month                  12              443,324.16                  0.24 %
                                        2 Month                   3              107,625.96                  0.06 %
                                        3 Month                   0                    0.00                  0.00 %
                                        Total                    15              550,950.12                  0.30 %

                                         Group 2
                                -----------------------------------------------
                                        Category              Number               Principal Balance      Percentage
                                        1 Month                  18            1,409,524.88                  0.61 %
                                        2 Month                   6              605,599.11                  0.26 %
                                        3 Month                   0                    0.00                  0.00 %
                                        Total                    24            2,015,123.99                  0.87 %

                                      Group Totals
                                -----------------------------------------------
                                        Category              Number               Principal Balance      Percentage
                                        1 Month                  30            1,852,849.04                  0.44 %
                                        2 Month                   9              713,225.07                  0.17 %
                                        3 Month                   0                    0.00                  0.00 %
                                         Total                   39            2,566,074.11                  0.61 %


Sec. 7.09(b)(ii)  Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                                 Group 1
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00                   0.00 %
                                                 Group 2
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00                  0.00 %
                                                Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00                  0.00 %

Sec. 7.09(b)(iii  Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                                                Group Totals
                                         Number              Principal Balance       Percentage
                                            5                336,103.73                 0.08 %



                                      -8-


                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               May 28, 2002


Sec. 7.09(b)(iii  Balloon Loans
                  Number of Balloon Loans                                              196.00
                  Balance of Balloon Loans                                         14,233,652.17

Sec. 7.09(b)(iv)  Number and Aggregate Principal Amounts of REO Loans

                                         Group 1

                                         Number              Principal Balance       Percentage
                                                   0                    0.00                  0.00  %
                                         Group 2

                                         Number              Principal Balance       Percentage
                                                   0                    0.00                  0.00 %
                                        Group Totals
                                                              Principal
                                         Number              Principal Balance       Percentage
                                                   0                    0.00                  0.00 %

Sec. 7.09(b)(vi)  Realized Losses
                  Group I
                  Monthly Realized Losses                                                                   0.00
                  Cumulative Realized Losses                                                                0.00

                  Group II
                  Monthly Realized Losses                                                                   0.00
                  Cumulative Realized Losses                                                                0.00

Sec. 7.09(b)(vii  Net Liquidation Proceeds
                  Group I                                                                                   0.00
                  Group II                                                                                  0.00

Sec. 7.09(b)(vii  60+ Delinquency Percentage (Rolling Three Month)
                  Group I                                                                                 0.04 %
                  Group II                                                                                0.00 %

Sec. 7.09(b)(ix)  Cumulative Loss Percentage
                  Group I                                                                                 0.00 %
                  Group II                                                                                0.00 %

Sec. 7.09(b)(x)   Has a Trigger Event Occurred?
                  Group I                                                                                     NO
                  Group II                                                                                    NO

                  1-Month LIBOR for Current Distribution Date                                             1.85 %
